November 17, 1999


Baxter International, Inc.
One Baxter Parkway
Deerfield, Illinois 60015
Attention:  General Counsel

Ladies and Gentlemen:

      I have been advised that as of the date of this letter agreement I may be deemed to be an "affiliate" of North American Vaccine, Inc., a corporation existing under the federal laws of Canada (the "Company"), as such term is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of the Share Exchange Agreement, dated as of November 17, 1999 (the "Share Exchange Agreement"), by and among Baxter International, Inc., a Delaware corporation ("Baxter"), Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia ("Acquireco"), and the Company, Acquireco will acquire all of the issued and outstanding capital stock of the Company pursuant to the Plan of Arrangement set forth in the Share Exchange Agreement (the "Arrangement").

      Pursuant to the Arrangement all of the shares of capital stock of the Company owned by the undersigned will be converted into the right to receive a certain number of shares of Common Stock, par value $1.00 per share, of Baxter ("Baxter Shares") and cash, pursuant to the terms of the Share Exchange Agreement.

      I represent, warrant and covenant to Baxter that, with respect to all Baxter Shares received as a result of the Arrangement:

      (a) I shall not make any sale, transfer or other disposition of the Baxter Shares in violation of the Securities Act or the Rules and Regulations.

      (b)   I have carefully read this letter and the Share Exchange
            Agreement and have had an opportunity to discuss the requirements of such documents and any other applicable limitations upon my ability to sell, transfer or otherwise dispose of Baxter Shares with my counsel or counsel for the Company.

       (c) I have been advised that the issuance of Baxter Shares to me pursuant to the Arrangement has been registered with the Commission under the Securities Act. However, I have also been advised that, since at the time the Arrangement Resolution (as defined in the

            Share Exchange Agreement) was submitted for a vote of the shareholders of the Company, I may be deemed to have been an affiliate of the Company and the distribution by me of the Baxter Shares has not been registered under the Securities Act, therefore I may not sell, transfer or otherwise dispose of Baxter Shares issued to me in the Arrangement unless (i) such sale, transfer or other disposition has been registered under the Securities Act or is made in conformity with Rule 145 under the Securities Act, or (ii) in the opinion of counsel reasonably acceptable to Baxter or pursuant to a "no action" letter obtained by the undersigned from the staff of the Commission, such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act.

       (d) I understand that, except as provided for under the Share Exchange Agreement, Baxter is under no obligation to register under the Securities Act the sale, transfer or other disposition of Baxter Shares by me or on my behalf or to take any other action necessary in order to make compliance with an exemption from such registration available.

       (e) I understand that Baxter will give stop transfer instructions to Baxter transfer agents with respect to the Baxter Shares received by me pursuant to the terms of the Share Exchange Agreement and that the certificates for such Baxter Shares issued to me, or any substitutions therefor, will bear a legend substantially to the following effect:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED."

       (f) I also understand that unless the transfer by me of Baxter Shares received pursuant to the terms of the Share Exchange Agreement has been registered under the Securities Act or is a sale made in conformity with the provisions of Rule 145, Baxter reserves the right to place a legend substantially to the following effect on the certificates issued to any transferee:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SECURITIES IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SECURITIES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

      It is understood and agreed that the legends set forth in paragraphs (e) and (f) above shall be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Securities Act. It is understood and agreed that such legends and the stop orders referred to above will be removed if (i) a sale is effected in compliance with the provisions of Rule 145(d)(1), (ii) one year shall have elapsed from the date the undersigned acquired the Baxter Shares received in the Arrangement and the provisions of Rule 145(d)(2) are then available to the undersigned, (iii) two years shall have elapsed from the date the undersigned acquired the Baxter Shares received in the Arrangement and the provisions of Rule 145(d)(3) are then available to the undersigned or (iv) Baxter has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Baxter or a "no action" letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 145 under the Securities Act no longer apply to the undersigned.

      Execution of this letter should not be considered an admission on my part that I am an "affiliate" of the Company as described in the first paragraph of this letter.

      Baxter agrees that, for a period of at least three years after the effective date of the Arrangement, it will make publicly available the information required by, and in the manner specified by, Rule 144(c), or any successor rule thereto, under the Securities Act.

      This letter may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                                   Sincerely,

BioChem Pharma Inc.


By: /s/ Francesco Bellini           And by: /s/ Charles-A. Tessier
    --------------------------              ------------------------
Name:  Dr. Francesco Bellini            Name:  Charles-A. Tessier
Title: Chief Executive Officer          Title: Vice-President, Legal Affairs
                                                 and General Counsel

Accepted this 17th day of November, 1999:

BAXTER INTERNATIONAL, INC.



By: /s/ Thomas Glanzmann
    ---------------------------
Name:  Thomas Glanzmann
Title: President, Hyland Immuno
        Division

November 17, 1999


Baxter International, Inc.
One Baxter Parkway
Deerfield, Illinois 60015
Attention:  General Counsel

Ladies and Gentlemen:

      I have been advised that as of the date of this letter agreement I may be deemed to be an "affiliate" of North American Vaccine, Inc., a corporation existing under the federal laws of Canada (the "Company"), as such term is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of the Share Exchange Agreement, dated as of November 17, 1999 (the "Share Exchange Agreement"), by and among Baxter International, Inc., a Delaware corporation ("Baxter"), Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia ("Acquireco"), and the Company, Acquireco will acquire all of the issued and outstanding capital stock of the Company pursuant to the Plan of Arrangement set forth in the Share Exchange Agreement (the "Arrangement").

      Pursuant to the Arrangement all of the shares of capital stock of the Company owned by the undersigned will be converted into the right to receive a certain number of shares of Common Stock, par value $1.00 per share, of Baxter ("Baxter Shares") and cash, pursuant to the terms of the Share Exchange Agreement.

      I represent, warrant and covenant to Baxter that, with respect to all Baxter Shares received as a result of the Arrangement:

      (a) I shall not make any sale, transfer or other disposition of the Baxter Shares in violation of the Securities Act or the Rules and Regulations.

      (b) I have carefully read this letter and the Share Exchange Agreement and have had an opportunity to discuss the requirements of such documents and any other applicable limitations upon my ability to sell, transfer or otherwise dispose of Baxter Shares with my counsel or counsel for the Company.

      (c) I have been advised that the issuance of Baxter Shares to me pursuant to the Arrangement has been registered with the Commission under the Securities Act. However, I have also been advised that, since at the time the Arrangement Resolution (as defined in the Share Exchange Agreement) was submitted for a vote of the shareholders of the Company, I may be deemed to have been an affiliate of the Company and the distribution by me of the Baxter Shares has not been registered under the Securities Act, therefore I may not sell, transfer or otherwise dispose of Baxter Shares issued to me in the Arrangement unless (i) such sale, transfer or other disposition has been registered under the Securities Act or is made in conformity with Rule 145 under the Securities Act, or (ii) in the opinion of counsel reasonably acceptable to Baxter or pursuant to a "no action" letter obtained by the undersigned from the staff of the Commission, such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act.

      (d) I understand that, except as provided for under the Share Exchange Agreement, Baxter is under no obligation to register under the Securities Act the sale, transfer or other disposition of Baxter Shares by me or on my behalf or to take any other action necessary in order to make compliance with an exemption from such registration available.

      (e) I understand that Baxter will give stop transfer instructions to Baxter transfer agents with respect to the Baxter Shares received by me pursuant to the terms of the Share Exchange Agreement and that the certificates for such Baxter Shares issued to me, or any substitutions therefor, will bear a legend substantially to the following effect:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED."

      (f) I also understand that unless the transfer by me of Baxter Shares received pursuant to the terms of the Share Exchange Agreement has been registered under the Securities Act or is a sale made in conformity with the provisions of Rule 145, Baxter reserves the right to place a legend substantially to the following effect on the certificates issued to any transferee:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SECURITIES IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SECURITIES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

      It is understood and agreed that the legends set forth in paragraphs (e) and (f) above shall be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Securities Act. It is understood and agreed that such legends and the stop orders referred to above will be removed if (i) a sale is effected in compliance with the provisions of Rule 145(d)(1), (ii) one year shall have elapsed from the date the undersigned acquired the Baxter Shares received in the Arrangement and the provisions of Rule 145(d)(2) are then available to the undersigned, (iii) two years shall have elapsed from the date the undersigned acquired the Baxter Shares received in the Arrangement and the provisions of Rule 145(d)(3) are then available to the undersigned or (iv) Baxter has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Baxter or a "no action" letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 145 under the Securities Act no longer apply to the undersigned.

      Execution of this letter should not be considered an admission on my part that I am an "affiliate" of the Company as described in the first paragraph of this letter.

      Baxter agrees that, for a period of at least three years after the effective date of the Arrangement, it will make publicly available the information required by, and in the manner specified by, Rule 144(c), or any successor rule thereto, under the Securities Act.

      This letter may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                                        Sincerely,



                                        /s/ Phillip Frost
                                        ----------------------------
                                        Name: Phillip Frost, M.D.


Accepted this 17th day of November, 1999:


BAXTER INTERNATIONAL, INC.



By: /s/ Thomas Glanzmann
    ------------------------------
Name:  Thomas Glanzmann
Title: President, Hyland Immuno
        Division

November 17, 1999


Baxter International, Inc.
One Baxter Parkway
Deerfield, Illinois 60015
Attention:  General Counsel

Ladies and Gentlemen:

      I have been advised that as of the date of this letter agreement I may be deemed to be an "affiliate" of North American Vaccine, Inc., a corporation existing under the federal laws of Canada (the "Company"), as such term is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of the Share Exchange Agreement, dated as of November 17, 1999 (the "Share Exchange Agreement"), by and among Baxter International, Inc., a Delaware corporation ("Baxter"), Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia ("Acquireco"), and the Company, Acquireco will acquire all of the issued and outstanding capital stock of the Company pursuant to the Plan of Arrangement set forth in the Share Exchange Agreement (the "Arrangement").

      Pursuant to the Arrangement all of the shares of capital stock of the Company owned by the undersigned will be converted into the right to receive a certain number of shares of Common Stock, par value $1.00 per share, of Baxter ("Baxter Shares") and cash, pursuant to the terms of the Share Exchange Agreement.

      I represent, warrant and covenant to Baxter that, with respect to all Baxter Shares received as a result of the Arrangement:

      (a) I shall not make any sale, transfer or other disposition of the Baxter Shares in violation of the Securities Act or the Rules and Regulations.

      (b) I have carefully read this letter and the Share Exchange Agreement and have had an opportunity to discuss the requirements of such documents and any other applicable limitations upon my ability to sell, transfer or otherwise dispose of Baxter Shares with my counsel or counsel for the Company.

      (c) I have been advised that the issuance of Baxter Shares to me pursuant to the Arrangement has been registered with the Commission under the Securities Act. However, I have also been advised that, since at the time the Arrangement Resolution (as defined in the

            Share Exchange Agreement) was submitted for a vote of the shareholders of the Company, I may be deemed to have been an affiliate of the Company and the distribution by me of the Baxter Shares has not been registered under the Securities Act, therefore I may not sell, transfer or otherwise dispose of Baxter Shares issued to me in the Arrangement unless (i) such sale, transfer or other disposition has been registered under the Securities Act or is made in conformity with Rule 145 under the Securities Act, or (ii) in the opinion of counsel reasonably acceptable to Baxter or pursuant to a "no action" letter obtained by the undersigned from the staff of the Commission, such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act.

      (d) I understand that, except as provided for under the Share Exchange Agreement, Baxter is under no obligation to register under the Securities Act the sale, transfer or other disposition of Baxter Shares by me or on my behalf or to take any other action necessary in order to make compliance with an exemption from such registration available.

      (e) I understand that Baxter will give stop transfer instructions to Baxter transfer agents with respect to the Baxter Shares received by me pursuant to the terms of the Share Exchange Agreement and that the certificates for such Baxter Shares issued to me, or any substitutions therefor, will bear a legend substantially to the following effect:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED."

      (f) I also understand that unless the transfer by me of Baxter Shares received pursuant to the terms of the Share Exchange Agreement has been registered under the Securities Act or is a sale made in conformity with the provisions of Rule 145, Baxter reserves the right to place a legend substantially to the following effect on the certificates issued to any transferee:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SECURITIES IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SECURITIES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

      It is understood and agreed that the legends set forth in paragraphs (e) and (f) above shall be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Securities Act. It is understood and agreed that such legends and the stop orders referred to above will be removed if (i) a sale is effected in compliance with the provisions of Rule 145(d)(1), (ii) one year shall have elapsed from the date the undersigned acquired the Baxter Shares received in the Arrangement and the provisions of Rule 145(d)(2) are then available to the undersigned, (iii) two years shall have elapsed from the date the undersigned acquired the Baxter Shares received in the Arrangement and the provisions of Rule 145(d)(3) are then available to the undersigned or (iv) Baxter has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Baxter or a "no action" letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 145 under the Securities Act no longer apply to the undersigned.

      Execution of this letter should not be considered an admission on my part that I am an "affiliate" of the Company as described in the first paragraph of this letter.

      Baxter agrees that, for a period of at least three years after the effective date of the Arrangement, it will make publicly available the information required by, and in the manner specified by, Rule 144(c), or any successor rule thereto, under the Securities Act.

      This letter may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                                        Sincerely,


                                        FROST-NEVADA, LIMITED PARTNERSHIP

                                        By: /s/ David D. Moskowitz
                                            ------------------------------------
                                        Name:   DAVID MOSKOWITZ
                                                --------------------------------
                                        Title:  PRESIDENT OF FROST NEVADA
                                                CORPORATION, GENERAL PARTNER OF
                                                FROST-NEVADA LIMITED PARTNERSHIP
                                                --------------------------------



Accepted this 17th day of November, 1999:


BAXTER INTERNATIONAL, INC.



By: /s/ Thomas Glanzmann
    ------------------------------
Name:  Thomas Glanzmann
Title: President, Hyland Immuno
        Division


                                        3